POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and officer of PMA Capital Corporation, a Pennsylvania corporation ("PMA"), hereby makes, designates, constitutes and appoints Francis W. McDonnell and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

         (i) PMA's Annual Report on Form 10-K for the year ended December 31, 1998 and all amendments thereto;

         (ii) any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of shares of PMA Class A Common Stock under PMA's 1999 Equity Incentive Plan and amendments to PMA's registration statements on Form S-8 (Registration Numbers 333-68855 and 333-45949); and


(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.


Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2000.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 16th day of March 1999.


                                        /s/ John W. Smithson
                                        -----------------------------
                                            John W. Smithson

                                POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, the Chairman of the Board of PMA Capital Corporation, a Pennsylvania corporation ("PMA"), hereby makes, designates, constitutes and appoints Francis W. McDonnell and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

         (i) PMA's Annual Report on Form 10-K for the year ended December 31, 1998 and all amendments thereto;

         (ii) any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of shares of PMA Class A Common Stock under PMA's 1999 Equity Incentive Plan and amendments to PMA's registration statements on Form S-8 (Registration Numbers 333-68855 and 333-45949); and


(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.


Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2000.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 17th day of March 1999.


                                        /s/ Frederick W. Anton III
                                        -----------------------------
                                            Frederick W. Anton III

                                POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation ("PMA"), hereby makes, designates, constitutes and appoints Francis W. McDonnell and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

         (i) PMA's Annual Report on Form 10-K for the year ended December 31, 1998 and all amendments thereto;

         (ii) any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of shares of PMA Class A Common Stock under PMA's 1999 Equity Incentive Plan and amendments to PMA's registration statements on Form S-8 (Registration Numbers 333-68855 and 333-45949); and


(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.


Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2000.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 17th day of March 1999.


                                        /s/ Paul I. Detwiler, Jr.
                                        -----------------------------
                                            Paul I. Detwiler, Jr.

                                POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation ("PMA"), hereby makes, designates, constitutes and appoints Francis W. McDonnell and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

         (i) PMA's Annual Report on Form 10-K for the year ended December 31, 1998 and all amendments thereto;

         (ii) any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of shares of PMA Class A Common Stock under PMA's 1999 Equity Incentive Plan and amendments to PMA's registration statements on Form S-8 (Registration Numbers 333-68855 and 333-45949); and


(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.


Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2000.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 17th day of March 1999.



                                        /s/ Joseph H. Foster
                                        -----------------------------
                                            Joseph H. Foster

                                POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation ("PMA"), hereby makes, designates, constitutes and appoints Francis W. McDonnell and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

         (i) PMA's Annual Report on Form 10-K for the year ended December 31, 1998 and all amendments thereto;

         (ii) any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of shares of PMA Class A Common Stock under PMA's 1999 Equity Incentive Plan and amendments to PMA's registration statements on Form S-8 (Registration Numbers 333-68855 and 333-45949); and


(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.


Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2000.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 17th day of March 1999.

                                        /s/ Anne S. Genter
                                        -----------------------------
                                            Anne S. Genter

                                POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation ("PMA"), hereby makes, designates, constitutes and appoints Francis W. McDonnell and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

         (i) PMA's Annual Report on Form 10-K for the year ended December 31, 1998 and all amendments thereto;

         (ii)any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of shares of PMA Class A Common Stock under PMA's 1999 Equity Incentive Plan and amendments to PMA's registration statements on Form S-8 (Registration Numbers 333-68855 and 333-45949); and


(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.


Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2000.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 17th day of March 1999.


                                        /s/ James F. Malone, III
                                        -----------------------------
                                            James F. Malone, III

                                POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation ("PMA"), hereby makes, designates, constitutes and appoints Francis W. McDonnell and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

         (i) PMA's Annual Report on Form 10-K for the year ended December 31, 1998 and all amendments thereto;

         (ii)any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of shares of PMA Class A Common Stock under PMA's 1999 Equity Incentive Plan and amendments to PMA's registration statements on Form S-8 (Registration Numbers 333-68855 and 333-45949); and


(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.


Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2000.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 23rd day of March 1999.



                                        /s/ A. John May
                                        -----------------------------
                                            A. John May

                                POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation ("PMA"), hereby makes, designates, constitutes and appoints Francis W. McDonnell and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

         (i) PMA's Annual Report on Form 10-K for the year ended December 31, 1998 and all amendments thereto;

         (ii) any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of shares of PMA Class A Common Stock under PMA's 1999 Equity Incentive Plan and amendments to PMA's registration statements on Form S-8 (Registration Numbers 333-68855 and 333-45949); and


(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.


Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2000.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 17th day of March 1999.



                                        /s/ Louis N. McCarter, III
                                        -----------------------------
                                            Louis N. McCarter, III

                                POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation ("PMA"), hereby makes, designates, constitutes and appoints Francis W. McDonnell and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

         (i) PMA's Annual Report on Form 10-K for the year ended December 31, 1998 and all amendments thereto;

         (ii) any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of shares of PMA Class A Common Stock under PMA's 1999 Equity Incentive Plan and amendments to PMA's registration statements on Form S-8 (Registration Numbers 333-68855 and 333-45949); and


(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.


Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2000.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 19th day of March 1999.

                                        /s/ John W. Miller, Jr.
                                        -----------------------------
                                            John W. Miller, Jr.

                                POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation ("PMA"), hereby makes, designates, constitutes and appoints Francis W. McDonnell and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

         (i) PMA's Annual Report on Form 10-K for the year ended December 31, 1998 and all amendments thereto;

         (ii) any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of shares of PMA Class A Common Stock under PMA's 1999 Equity Incentive Plan and amendments to PMA's registration statements on Form S-8 (Registration Numbers 333-68855 and 333-45949); and


(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.


Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2000.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 18th day of March 1999.


                                        /s/ Edward H. Owlett
                                        -----------------------------
                                            Edward H. Owlett

                                POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation ("PMA"), hereby makes, designates, constitutes and appoints Francis W. McDonnell and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

         (i) PMA's Annual Report on Form 10-K for the year ended December 31, 1998 and all amendments thereto;

         (ii)any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of shares of PMA Class A Common Stock under PMA's 1999 Equity Incentive Plan and amendments to PMA's registration statements on Form S-8 (Registration Numbers 333-68855 and 333-45949); and


(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.


Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2000.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 22nd day of March 1999.



                                        /s/ Louis I. Pollock
                                        -----------------------------
                                            Louis I. Pollock

                                POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation ("PMA"), hereby makes, designates, constitutes and appoints Francis W. McDonnell and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

         (i) PMA's Annual Report on Form 10-K for the year ended December 31, 1998 and all amendments thereto;

         (ii) any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of shares of PMA Class A Common Stock under PMA's 1999 Equity Incentive Plan and amendments to PMA's registration statements on Form S-8 (Registration Numbers 333-68855 and 333-45949); and


(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.


Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2000.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 17th day of March 1999.



                                        /s/ Roderic H. Ross
                                        -----------------------------
                                            Roderic H. Ross

                                POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation ("PMA"), hereby makes, designates, constitutes and appoints Francis W. McDonnell and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

         (i) PMA's Annual Report on Form 10-K for the year ended December 31, 1998 and all amendments thereto;

         (ii)any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of shares of PMA Class A Common Stock under PMA's 1999 Equity Incentive Plan and amendments to PMA's registration statements on Form S-8 (Registration Numbers 333-68855 and 333-45949); and


(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.


Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2000.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 23rd day of March 1999.


                                        /s/ L.J. Rowell, Jr.
                                        -----------------------------
                                            L.J. Rowell, Jr.